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                                                                    EXHIBIT 23.1

                         Consent of Independent Auditors


As independent certified public accountants, we hereby consent to the incorporation by reference of our report dated June 20, 2002 included in this Form 11-K, into the Company's previously filed Registration Statements on Form S-8 (Nos. 333-79817, 333-17265, 333-09981 and 333-09977).



Jaffe, Kaufman & Sarbey, LLC

Fort Lauderdale, Florida
June 27, 2002